Exhibit 99.2



                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the nine months ended September 30, 2004





                 Table of Contents

Income Statements.......................................................    1
Balance Sheets..........................................................    2
Third Quarter Transaction Summary.......................................    3
Second Quarter Transaction Summary......................................    4
First Quarter Transaction Summary.......................................    5
Property Holdings.......................................................    6
Properties by Location..................................................   16
Lease Rollover Schedules................................................   17
Mortgages and Notes Payable.............................................   19
Revenue by Tenant Industry..............................................   23
Other Revenue Data......................................................   24

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                                                Three Months Ended            Nine Months Ended
                                                                                  September 30,                  September 30,
                                                                                2004           2003           2004           2003
                                                                                ----           ----           ----           ----

Gross revenues:
    Rental                                                                   $  35,662      $  27,409      $ 101,605      $  78,926
    Advisory fees                                                                1,448            184          3,174            690
    Tenant reimbursements                                                        1,396          1,106          4,270          3,439
                                                                             ---------      ---------      ---------      ---------
               Total gross revenues                                             38,506         28,699        109,049         83,055


Expense applicable to revenues:
    Depreciation and amortization                                              (11,198)        (7,093)       (28,264)       (20,203)
    Property operating                                                          (2,999)        (2,193)        (8,076)        (6,037)
General and administrative                                                      (3,969)        (2,617)        (9,990)        (7,291)
Non-operating income                                                             1,815            789          2,586          1,303
Interest and amortization expense                                              (12,578)        (8,314)       (34,254)       (27,425)
Debt satisfaction charges                                                         --             --             --           (7,685)
                                                                             ---------      ---------      ---------      ---------

 Income before provision for income taxes, minority interests and
    equity in earnings of joint ventures                                         9,577          9,271         31,051         15,717
Provision for income taxes                                                        (243)          --           (1,497)          --
Minority interests                                                                (766)        (1,512)        (2,985)        (2,390)
Equity in earnings of joint ventures                                             1,862          1,414          5,383          4,156
                                                                             ---------      ---------      ---------      ---------
Income from continuing operations                                               10,430          9,173         31,952         17,483
                                                                             ---------      ---------      ---------      ---------

Discontinued operations, net of minority interest:
    Income from discontinued operations                                          1,295            789          4,516          2,582
    Impairment charge                                                             (562)          --           (2,775)          --
    Gains on sales of properties                                                  --             --            4,065          1,143
                                                                             ---------      ---------      ---------      ---------
    Total discontinued operations                                                  733            789          5,806          3,725
                                                                             ---------      ---------      ---------      ---------
Net income                                                                      11,163          9,962         37,758         21,208
Dividends attributable to preferred shares - Series B                           (1,590)        (1,590)        (4,770)        (1,802)
                                                                             ---------      ---------      ---------      ---------
Net income allocable to common shareholders                                  $   9,573      $   8,372      $  32,988      $  19,406
    Depreciation and amortization                                               11,014          7,109         27,874         20,330
    Minority interests-OP Units                                                    771          1,603          2,880          2,704
    Amortization of leasing commissions                                            184            206            549            606
    Joint venture adjustment-depreciation                                        2,029            978          4,902          2,867
    Gains on sales of properties                                                  --             --           (4,065)        (1,143)
                                                                             ---------      ---------      ---------      ---------
Funds from operations(2)                                                     $  23,571      $  18,268      $  65,128      $  44,770
                                                                             =========      =========      =========      =========

Rent below GAAP revenue(1)                                                   $   1,111      $     868      $   2,860      $   3,018
                                                                             =========      =========      =========      =========

Per share/unit
    Basic net income                                                         $    0.20      $    0.24      $    0.72      $    0.60
    Diluted net income                                                       $    0.19      $    0.24      $    0.71      $    0.58
    Funds from operations(2)-basic                                           $    0.44      $    0.46      $    1.27      $    1.18
    Funds from operations(2)-diluted                                         $    0.44      $    0.45      $    1.26      $    1.18

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)



                                                               9/30/04                   12/31/03
                                                               -------                   --------

Real estate, at cost                                      $   1,335,650            $    1,162,395
Accumulated depreciation                                       (180,660)                 (160,623)
Investment in joint ventures                                    123,574                    69,225
Properties held for sale - discontinued operations               39,327                    36,478
Intangible assets, net                                           27,464                    14,736
Cash and cash equivalents                                       106,123                    15,923
Deferred expenses, net                                            9,232                    10,013
Accounts receivable                                                 136                         -
Rent receivable - deferred                                       25,313                    24,069
Other assets                                                     44,057                    35,195
                                                          -------------            --------------
                                                          $   1,530,216            $    1,207,411
                                                          =============            ==============

Mortgages and notes payable                               $     725,845            $      551,385
Other liabilities                                                16,282                    10,667
Prepaid rent                                                      5,508                     2,482
Minority interests                                               58,538                    59,220
Shareholders' equity                                            724,043                   583,657
                                                          -------------            --------------
                                                          $   1,530,216            $    1,207,411
                                                          =============            ==============

Common shares                                                48,464,996                40,682,001
Preferred shares-Series B                                     3,160,000                 3,160,000
Operating partnership units                                   5,328,858                 5,430,454
                                                          -------------            --------------
                                                             56,953,854                49,272,455
                                                          =============            ==============


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                        Third Quarter Transaction Summary


Investments ($000's)
                                                                                                       Average            Scheduled
                                                                   Property          Capitalized       Annual      GAAP     Lease
Tenant/Guarantor                       Location                      Type                Costs        Rent, net    Yield    Term
----------------                       --------                      ----                -----        ---------    -----    ----
T-Mobile USA, Inc. (1)                 Meridian, ID                  Office          $    13,970     $    1,320     9.4%    06/19
Cadence Design Systems, Inc.           Chelmsford, MA                Office               12,193          1,065     8.7%    09/13
Steelcase, Inc.                        High Point, NC              Industrial             13,232          1,087     8.2%    09/17
Wells Fargo Bank, N.A.                 Fort Mill, SC                 Office               29,171          2,501     8.6%    05/14
Harcourt Brace                         San Antonio, TX             Industrial             41,882          3,429     8.2%    03/16
Veritas DGC, Inc. (2)                  Houston, TX                   Office               39,904          3,249     8.1%    09/15
Circuit City Stores, Inc. (2)          Weston, FL                  Industrial             12,605          1,047     8.3%    02/17
Hagemeyer Foods (N.A.), Inc. (2)       Weston, FL                  Industrial             18,210          1,609     8.8%    12/12
L'Oreal USA, Inc. (1)                  Streetsboro, OH             Industrial             29,224          2,518     8.6%    10/19
Specialty Laboratories, Inc. (2)       Santa Clarita, CA             Office               47,118          3,563     7.6%    08/24
                                                                                         -------         ------     ---
                                                                                     $   257,509     $   21,388     8.3%
                                                                                     ===========     ==========     ===

Dispositions ($000's)

Tenant/Guarantor                       Location                     Property              Net Sale       Net
----------------                       --------                       Type                 Price      Book Value
                                                                      ----                 -----      ----------
Lockheed Martin Corp.                  Marlborough, MA               Office          $    11,307     $   13,556
IKON Office Solutions, Inc.            Milford, CT                   Office                2,348          2,698
                                                                                           -----          -----
                                                                                     $    13,655     $   16,254
                                                                                     ===========     ==========

Lease Extensions (3) ($000's)


                                                                    Property           Previous      Extended       Extension Rent
Tenant/Guarantor                       Location                       Type              Term           Term            Per Annum
----------------                       --------                       ----              ----           ----            ---------
Federated Department Stores, Inc.      Laguna Hills, CA                 Retail           01/06         04/14     $              350
Heidelberg Web Systems, Inc. (4)       Durham, NH                   Industrial           12/21         12/26                 NOTE 5
Harbor Freight Tools USA, Inc.         Dillon, SC                   Industrial           12/16         12/21                  1,919


New Financings ($000's)

Tenant/Guarantor                       Location                      Amount              Rate           Term
----------------                       --------                      ------              ----           ----
Specialty Laboratories, Inc. (2)       Santa Clarita, CA          $  28,200              4.75%          10/09
Wells Fargo Bank, N.A.                 Fort Mill, SC                 20,300              5.37%          05/14
L'Oreal USA, Inc. (1)                  Streetsboro, OH               20,200              5.29%          09/19
T-Mobile USA, Inc. (1)                 Meridian, ID                  10,460              6.01%          08/19
                                                                     ------              ----
                                                                  $  79,160              5.21%
                                                                  =========              ====

Assumed Financings ($000's)

Tenant/Guarantor                       Location                      Amount              Rate           Term
----------------                       --------                      ------              ----           ----
Harcourt Brace                         San Antonio, TX            $  30,211              6.08%          10/12
Steelcase, Inc.                        High Point, NC                 8,883              5.75%          10/09
                                                                -----------              ----
                                                                $    39,094              6.01%
                                                                ===========              ====


     1.   Lexington has a 25% interest in this property.
     2.   Lexington has a 30% interest in this property.
     3.   All extensions were option renewal exercises.
     4.   Lexington has a 33 1/3% interest in this property.
     5. Rent will be the greater of fair market value or the previous year's rent which will be determined on 9/30/11 based on interest rates at that time.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                       Second Quarter Transaction Summary



Investments ($000's)
                                                                                                       Average             Scheduled
                                                                   Property          Capitalized       Annual        GAAP     Lease
Tenant/Guarantor                       Location                      Type                Costs          Rent         Yield    Term
----------------                       --------                      ----                -----          ----         -----    ----

ING USA Annuity and Life               West Chester, PA              Office          $    19,400     $    2,038      10.5%  05/10
    Insurance Company(1)
Federal-Mogul Corporation              Southfield, MI                Office               12,796          1,057      8.3%   01/15
Principal Life Insurance Company       Clive, IA                     Office                9,292            774      8.3%   01/12
Dana Corporation (1)                   Antioch, TN                   Office               25,400          2,585     10.2%   10/21
Equant N.V. (1)                        Herndon, VA                   Office               20,773          2,011      9.7%   04/15
Kirkland's, Inc.                       Jackson, TN                 Industrial             15,714          1,398      8.9%   05/19
Carlson Restaurants                    Carrollton, TX                Office               19,800          1,975      9.0%   12/18
    Worldwide, Inc. (2)                                                              -----------     ----------      ---
                                                                                     $   123,175     $   11,838      9.4%
                                                                                     ===========     ==========      ===

Dispositions ($000's)

Tenant/Guarantor                       Location                     Property           Net Sale          Net
----------------                       --------                       Type              Price         Book Value
                                                                      ----              -----         ----------
The Home Depot USA, Inc.               Bethesda, MD                  Retail          $     7,183     $   2,315
Comp USA, Inc.                         Reno, NV                      Retail                3,873         2,377
                                                                                     -----------     ---------
                                                                                     $    11,056     $   4,692
                                                                                     ===========     =========

Lease Extensions ($000's)


Tenant/Guarantor                       Location                     Property           Previous      Extended       Extension Rent
----------------                       --------                       Type              Term           Term            Per Annum
                                                                      ----              ----           ----            ---------
Bally Total Fitness Corporation        Countryside, IL             Retail               6/07           6/17             $  513
Kelsey-Hayes Company                   Livonia, MI                 Office               4/07           4/14                838
Kelsey-Hayes Company                   Livonia, MI                 Industrial           4/07           4/14              1,124
Delray Farms, LLC                      Gainesville, GA             Retail               2/09           1/14                209
Tenneco Automotive, Inc.               Marshall, MI                Industrial           8/05           8/10                605

New Financings ($000's)

Tenant/Guarantor                       Location                      Amount              Rate           Term
----------------                       --------                      ------              ----           ----
Equant N.V. (1)                        Herndon, VA                 $   12,450            5.92%          4/15
Kirkland's, Inc.                       Jackson, TN                     10,400            5.93%          7/14
Employers Reinsurance Corporation      Overland Park, KS               37,620            5.83%          5/19
Employers Reinsurance Corporation      Kansas City, MO                 17,950            5.83%          5/19
Bell South Corporation(1)              Baton Rouge, LA                  6,955            4.90%          10/12
Linens-n-Things, Inc. (1)              Logan Township, NJ               7,690            4.76%          4/14
                                                                   ----------            ----
                                                                   $   93,065            5.70%
                                                                   ==========            ====
Assumed Financings ($000's)


Tenant/Guarantor                       Location                      Amount              Rate           Term
----------------                       --------                      ------              ----           ----
ING USA Annuity and Life Insurance     West Chester, PA            $   11,379            6.75%          7/19
    Company(1)
Federal-Mogul Corporation              Southfield, MI                  11,629            4.55%          2/15
Dana Corporation(1)                    Antioch, TN                     14,900            7.94%          10/11
                                                                   ----------            ----
                                                                   $   37,908            6.54%
                                                                   ==========            ====

1.        Lexington has a 30% interest in this property.
2. Lexington currently has a $19.8 million convertible mortgage on this property with an option to acquire the property by making an additional payment of $2.2 million.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                        First Quarter Transaction Summary



Acquisitions ($000's)
                                                                                                      Average
                                                                   Property          Capitalized       Annual       Average   Lease
Tenant/Guarantor                       Location                    Type                Costs           Rent         Yield    Term
----------------                       --------                    ----                -----           ----         -----    ----
New Jersey Natural Gas Co.             Wall, NJ                    Office            $    37,563     $    3,323      8.8%   6/21
TNT Logistics North America, Inc.      Moody, AL                   Industrial             11,559          1,054      9.1%   1/14
   (TPG N.V.)
T-Mobile USA, Inc.                     Redmond, OR                 Office                 16,485          1,552      9.4%   1/19
T-Mobile USA, Inc.                     Mission, TX                 Office                 10,168            979      9.6%   6/15
The Shaw Group, Inc.                   Centennial, CO              Office                 24,977          2,418      9.7%   5/13
Baker Hughes, Inc. (4 properties)      Houston, TX                 Office (3)            131,231         13,230     10.1%   9/15
                                                                   Industrial (1)
Michaels Stores, Inc.(1)               New Lenox, IL               Industrial             28,651          1,892      6.6%   1/24
                                                                                     -----------     ----------      ---
                                                                                     $   260,634     $   24,448      9.4%
                                                                                     ===========     ==========      ===

Dispositions ($000's)

Tenant/Guarantor                       Location                    Property             Net Sale            Net
----------------                       --------                    Type                  Price          Book Value
                                                                   ----                  -----          ----------
Bally Total Fitness Corp.              DeWitt, NY                  Retail            $     3,030        $   2,312
Wal-Mart Stores East, Inc.             Riverdale, GA               Retail                  3,230            2,109
                                                                                     -----------        ---------
                                                                                     $     6,260        $   4,421
                                                                                     ===========        =========

Lease Extensions ($000's)

Tenant/Guarantor                       Location                  Property            Previous     Extended    Extension Rent
----------------                       --------                  Type                  Term         Term        Per Annum
                                                                 ----                  ----         ----        ---------

Bally Total Fitness Corp.              Phoenix, AZ                Retail               6/08         12/14        $ 642


New Financings ($000's)

Tenant/Guarantor                       Location                       Amount            Rate         Term
----------------                       --------                       ------            ----         ----
Ryder Systems, Inc.                    Waterloo, IA             $      6,800           5.61%         2/13
Exel Logistics, Inc.                   Mechanicsburg, PA              13,870           5.73%         3/14
Fred Meyer, Inc.                       Newport, OR                     7,000           5.03%         8/11
Siemens Dematic Postal Automation,
    LP.(2)                             Arlington, TX                  22,000           5.81%         2/14
TNT Logistics North America, Inc.      Moody, AL                       7,675           4.98%         1/14
(TPG N.V.)
Michaels Stores, Inc. (1)              New Lenox, IL                  17,400           5.51%         2/14
T-Mobile USA, Inc.                     Mission, TX                     6,570           5.78%         6/15
T-Mobile USA, Inc.                     Redmond, OR                    10,100           5.62%         4/14
                                                                ------------           ----
                                                                $     91,415           5.57%
                                                                ============           ====

Assumed Financings ($000's)

Tenant/Guarantor                       Location                    Amount              Rate         Term
----------------                       --------                    ------              ----         ----
Baker Hughes, Inc.                     Houston, TX              $  123,642(3)          6.25%(3)      9/15
New Jersey Natural Gas Co.             Wall, NJ                     30,036(4)          6.25%(4)      1/21
The Shaw Group, Inc.                   Centennial, CO               15,891             6.15%         2/13
                                                                ----------             ----
                                                                $  169,569             6.24%
                                                                ==========             ====

1.   Lexington has a 30% interest in this property.
2.   Lexington has a 25% interest in this property.
3.   Face amount of debt is $110,696 with a stated rate of 8.04%.
4.   Face amount of debt is $27,500 with a stated rate of 7.32%.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04


------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------
Office
------

295 Chipeta Way                   Northwest Pipeline Corp.          $      6,580      $     6,580          295,000         1982
Salt Lake City, UT
10001 Richmond Avenue             Baker Hughes, Inc.                       2,590            3,808          554,385      1976/1984
Houston, TX

1600 Viceroy Drive                VarTec Telecom, Inc.                     2,584            2,614          249,452         1986
Dallas, TX

3476 Stateview Boulevard          Wells Fargo Home                         2,073            2,242          169,083         2002
Fort Mill, SC                     Mortgage (4) (5)

9950 Mayland Drive                Circuit City Stores, Inc.                2,145            2,094          288,562         1990
Richmond, VA

1415 Wyckoff Road                 New Jersey Natural Gas Co. (10)          1,939            1,939          157,511         1983
Wall Township,  NJ

2750 Monroe Boulevard             Quest Diagnostics, Inc.(2)               1,764            1,916          109,281      1985/2001
Valley Forge, PA

1301 California Circle            Artesyn North America, Inc.              2,171            1,911          100,026         1985
Milpitas, CA                      (Balfour Beatty plc)

700 Oakmont Lane                  North American Van Lines, Inc.           1,719            1,887          269,715         1989
Westmont, IL                      (SIRVA, Inc.)(3)

2211 South 47th Street            Avnet, Inc.                              1,914            1,852          176,402         1997
Phoenix, AZ

13651 McLearen Road               Boeing North American                    1,966            1,836          159,664         1987
Herndon, VA                       Services, Inc.
                                  (The Boeing Company)

5600 Broken Sound Blvd            Oce Printing Systems USA, Inc.           1,509            1,684          143,290      1983/2002
Boca Raton, FL

4200 RCA Boulevard                The Wackenhut Corp.(6)                   1,621            1,625          114,518         1996
Palm Beach Gardens, FL

701 Brookfield Parkway            Verizon Wireless (7)                     1,449            1,550          192,884      2000/2001
Greenville, SC

19019 No. 59th Avenue             Honeywell, Inc.                          1,502            1,485          252,300         1985
Glendale, AZ

26210 and 26220 Enterprise Court  Apria Healthcare Group, Inc.             1,237            1,344          100,012         2001
Lake Forest, CA

200 Executive Blvd. S             Hartford Fire Insurance Co.              1,624            1,277          153,364         1983
Southington, CT

1600 Eberhardt Road               Nextel of Texas                          1,038            1,169          108,800         2001
Temple, TX

9275 S.W. Peyton Lane             Hollywood Entertainment                  1,101            1,149          122,853      1980/1998
Wilsonville, OR                   Corp.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04



------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------

160 Clairemont Avenue             Allied Holdings, Inc.            1,191              1,147                112,248         1983
Decatur, GA

10419 North 30th Street           Time Customer Service, Inc.      1,053              1,057                132,981         1986
Tampa, FL                         (Time, Inc.)

250 Rittenhouse Circle            Jones Apparel Group                949              1,039                255,019          1982
Bristol, PA                       USA, Inc.
                                  (Jones Apparel Group, Inc.) (1)

12645 W. Airport Road             Baker Hughes, Inc.                 692              1,003                165,836          1997
Sugar Land, TX

2999 SW 6th St.                   Voice Stream PCS I LLC             848                985                 77,484          2004
Redmond, OR                       (T-Mobile USA, Inc.)

400 Butler Farm Road              Nextel Communications of           948                977                100,632          1999
Hampton, VA                       the Mid-Atlantic, Inc.
                                  (Nextel Finance Company)

6455 State Hwy 303 NE             Nextel West Corporation            726                835                 60,200          2001
Bremerton, WA

13430 N. Black Canyon Freeway     Bull HN Information                823                814                137,058        1985/1994
                                  Systems, Inc.
Phoenix, AZ

2210 Enterprise Drive             Washington Mutual                  789                767                177,747          1998
Florence, SC                      Home Loan, Inc.

180 Rittenhouse Circle            Jones Apparel Group                672                728                 96,000          1998
Bristol, PA                       USA, Inc.
                                  (Jones Apparel Group, Inc.)

3711 San Gabriel                  Voice Stream PCS II LLC            641                697                 75,016          2004
Mission, TX                       (T-Mobile USA, Inc.)

16275 Technology Drive            Cymer, Inc.                        643                666                 65,755          1989
San Diego, CA                     (Hewlett-Packard)

2401 Cherahala Boulevard          Advance PCS, Inc.                  589                616                 59,748          2002
Knoxville, TN

12000 Tech Center Drive           Kelsey-Hayes Company               552                569                 80,230          1988
Livonia, MI

421 Butler Farm Road              Nextel Communications of           532                541                 56,515          2000
Hampton, VA                       the Mid-Atlantic, Inc.
                                  (Nextel Finance Company)

100 Barnes Road                   Minnesota Mining and               403                454                 44,400       1978/1985
Wallingford, CT                   Manufacturing Company

2529 West Thorns Drive            Baker Hughes, Inc.                 422                437                 65,500       1981/1999
Houston, TX

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04


------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------

26555 Northwestern Highway        Federal-Mogul Corporation           290             366                 187,163       1963/1965
Southfield, MI

1440 East 15th Street             Cox Communications, Inc.            321             342                  28,591          1988
Tucson, AZ

3480 Stateview Blvd.              Wells Fargo Bank N.A. (13)          302             334                 169,218          2004
Fort Mill, SC

250 Turnpike Road                 Honeywell Consumer                  324             324                  57,698          1984
Southborough, MA                  Products

2300 Litton Lane                  VACANT (9)                        1,199             322                  81,744          1987
Hebron, KY

270 Billerica Road                Cadence Design Systems(14)          196             206                 100,000          1985
Chelmsford, MA

1275 NW 128th Street              Principal Life Insurance            196             196                  61,180          2004
Clive, IA                         Company(12)

3615 North 27th Avenue                VACANT                          --               --                 179,280      1960/1979
Phoenix, AZ

                                ------------------------------------------------------------------------------------
                                 Subtotal                        $   53,827      $  55,384              6,344,345
                                ------------------------------------------------------------------------------------

Industrial
----------
541 Perkins Jones Road            Kmart Corp.                $    7,020      $   6,699              1,700,000          1982
Warren, OH

2425 Highway 77 North             James Hardie Building           2,550          2,550                425,816      1996/1997
Waxahachie, TX                    Products, Inc.
                                  (James Hardie Industries NV)

3501 West Avenue H                Michaels Stores, Inc.           2,428          2,478                762,775       1998/2002
Lancaster, CA

8305 SE 58th Avenue               Associated Grocers of           1,550          1,679                668,034          1976
Ocala, FL                         Florida, Inc.

6345 Brackbill Boulevard          Exel Logistics, Inc.            1,528          1,589                507,000       1985/1991
Mechanicsburg, PA                 (NFC plc)

9110 Grogans Mill Road            Baker Hughes, Inc.              1,681          1,583                275,750          1992
Houston, TX

159 Farley Drive                  Harbor Freight Tools            1,231          1,395                474,473          2001
Dillon, SC                        (Central Purchasing, Inc.)

590 Ecology Lane                  Owens Corning                   1,214          1,214                193,891          2001
Chester, SC

4425 Purks Road                   Lear Technologies LLC           1,054          1,024                183,717       1989/1998
Auburn Hills, MI                  (Lear Corporation)
                                  (General Motors Corp.)

6 Doughten Road                   Exel Logistics, Inc.            1,115          1,012                330,000          1989
New Kingston, PA                  (NFC plc)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04


------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------

6500 Adelaide Court               Anda Pharmaceuticals, Inc.        845                905              354,676             2002
Groveport, OH                     (Andrx Corporation)

7500 Chavenelle Road              The McGraw-Hill Companies, Inc.   773                873              330,988             2002
Dubuque, IA

12025 Tech Center Drive           Kelsey-Hayes Company              762                794              100,000          1987/1988
Livonia, MI

3102 Queen Palm Drive             Time Customer Service, Inc.       733                757              229,605             1986
Tampa, FL                         (Time, Inc.)

2280 Northeast Drive              Ryder Integrated                  748                753              276,480          1996/1997
Waterloo, IA                      Logistics, Inc.
                                  (Ryder Systems, Inc.)

245 Salem Church Road             Exel Logistics, Inc.              827                750              252,000             1985
Mechanicsburg, PA                 (NFC plc)

200 Arrowhead Drive               Owens Corning                     717                739              400,522             1999
Hebron, OH

3600 Southgate Drive              Sygma Network, Inc.               700                700              149,500             2000
Danville, IL

46600 Port Street                 Johnson Controls, Inc.            662                662              134,160             1996
Plymouth, MI

Moody Commuter  & Tech Park       TNT Logistics North               624                624              595,346             2004
                                  America, Inc.
Moody, AL                         (TPG N.V.)

19500 Bulverde Road               Harcourt Brace                    548                618              559,258             2001
San Antonio, TX

1133 Poplar Creek Road            Corporate Express Office          566                607              196,946             1998
Henderson, NC                     Products, Inc.
                                  (Buhrmann, N.V.)

431 Smith Lane                    Kirkland's, Inc. (11)             535                535              771,127             2004
Jackson, TN

450 Stern Street                  Johnson Controls, Inc.            501                501              111,160             1996
Oberlin, OH

222 Tappan Drive North            The Gerstenslager Company         505                500              296,720             1970
Mansfield, OH                     (Worthington Industries)

34 East Main Street               Exel Logistics, Inc.              540                490              179,200             1981
New Kingston, PA

191 Arrowhead Drive               Owens Corning                     433                470              250,410             2000
Hebron, OH

904 Industrial Road               Tenneco Automotive                442                444              195,640          1968/1972
Marshall, MI                      Operating Company, Inc.
                                  (Tenneco Automotive, Inc.)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------

109 Stevens Street                Unisource Worldwide, Inc.        417                441              168,800           1958/1969
Jacksonville, FL

128 Crews Drive                   Stone Container Corporation       406               428              185,961       1968/1998
Columbia, SC

1700 47th Avenue North            Owens Corning                     403               403               18,620          2003
Minneapolis, MN

7150 Exchequer Drive              Corporate Express Office          260               276               65,043          1998
Baton Rouge, LA                   Products, Inc.
                                  (Buhrmann, N.V.)

324 Industrial Park Road          SKF USA, Inc.                     272               272               72,868          1996
Franklin, NC

187 Spicer Drive                  Dana Corporation                  259               256              148,000       1983/1985
Gordonsville, TN

250 Swathmore Avenue              Steelcase, Inc. (15)              218               234              244,851          2002
High Point, NC

300 McCormick Road                Ameritech Services, Inc.          191               191               20,000          1990
Columbus, OH

1601 Pratt Avenue                 Tenneco Automotive                125               123               53,600          1979
Marshall, MI                      Operating Company, Inc.
                                  (Tenneco Automotive, Inc.)

3350 Miac Cove Road               Mimeo.com, Inc. (8)               131               113              141,359          1987
Memphis, TN

                                ---------------------------------------------------------------------------------
                                 Subtotal                      $ 35,514          $ 35,682           12,024,296
                                ---------------------------------------------------------------------------------

Retail
------
2655 Shasta Way                   Fred Meyer, Inc.             $    757          $    757              178,204          1986
Klamath Falls, OR

Fort Street Mall, King Street     Liberty House, Inc.               722               729               85,610          1980
Honolulu, HI

150 N.E. 20th Street              Fred Meyer, Inc.                  620               620              118,179          1986
Newport, OR

6475 Dobbin Road                  Offenbacher Aquatics, Inc         120               140               17,100          1983
Columbia, MD                      Haverty Furniture Companies,       --               474               46,724
                                  Inc.

35400 Cowan Road                  Sam's Real Estate                 565               565              102,826       1987/1997
Westland, MI                      Business Trust

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------
12235 N. Cave Creek               Bally's Health & Tennis           631                553              36,556          1988
Phoenix, AZ                       Corporation

4733 Hills & Dales Road           Scandinavian Health Spa, Inc.     535                514              37,214          1987
Canton, OH                        (Bally Total Fitness Corp.)

1160 White Horse Road             Physical Fitness Centers of       615                504              31,750          1987
Voorhees, NJ                      Philadelphia,  Inc.
                                  (Bally Total Fitness Corp.)

5917 S. La Grange Road            Bally Total Fitness Corp.         495                458              25,250          1987
Countryside, IL

24100 Laguna Hills Mall           Federated Department              507                451             160,000          1974
Laguna Hills, CA                  Stores, Inc.

4831 Whipple Avenue, N.W.         Best Buy Co., Inc.                349                349              46,350          1995
Canton, OH

3711 Gateway Drive                Kohl's Dept. Stores, Inc.         343                347              76,164          1994
Eau Claire, WI

12535 S.E. 82nd Avenue            Toys "R" Us, Inc.                 323                318              42,842          1981
Clackamas, OR

399 Peach Wood Centre Drive       Best Buy Co., Inc.                296                296              45,800          1996
Spartanburg, SC

18601 Alder Wood Mall             Toys "R" Us, Inc.                 298                293              43,105          1981
Boulevard
Lynwood, WA

7272 55th Street                  Circuit City Stores, Inc.         316                282              45,308          1988
Sacramento, CA

6910 S. Memorial Highway          Toys "R" Us, Inc.                 273                268              43,123          1981
Tulsa, OK

9580 Livingston Road              GFS Realty, Inc.                  188                202             107,337          1976
Oxon Hill, MD                     (Giant Food, Inc.)

2275 Browns Bridge Road           Wal-Mart Stores, Inc.             163                163              89,199          1984
Gainesville, GA

121 South Center Street           Greyhound Lines, Inc.             153                153              17,000          1968
Stockton, CA

2401 Wooton Parkway               GFS Realty, Inc.                  168                114              51,682          1977
Rockville, MD                     (Giant Food, Inc.)

A1 21 South                       Wal-Mart Real Estate              110                110              56,132          1983
Jacksonville, AL                  Business Trust

2832 Chandler Mountain Road       Circuit City Stores,Inc.           76                 76               9,300          1986
Lynchburg, VA

                                ------------------------------------------------------------------------------------------
                                 Subtotal                     $   8,623         $    8,736           1,512,755
                                ------------------------------------------------------------------------------------------

                                ------------------------------------------------------------------------------------------
                                 Grand Total                  $  97,964         $   99,802          19,881,396
                                ------------------------------------------------------------------------------------------

(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)  Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)  Expense stop on this property is $808.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $494.
(7)  Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9)  Tenant exercised termination option effective on 4/30/04.
(10) Tenant can cancel lease for uneconomic obsolescence on or after 12/22/05 and pay an amount as stipulated in lease.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.
(13) Expense stop in this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant may terminate the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                     9/30/04



------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------

Office
------
389-399 Interpace Highway         Aventis Pharmaceuticals, Inc         $      5,883   $     6,365        340,240           2000
Morris Corporate Center IV        (Pharma Holdings GmbH)(A)
Parsippany, NJ

17 Technology Circle              Blue Cross Blue Shield                      4,811         5,198        456,304         1999/2001
Columbia, SC                      of South Carolina Inc.(B)

100 Wood Hollow Drive             Greenpoint Mortgage                         3,201         3,647        124,600           2001
Novato, CA                        Funding, Inc. (E)(F)

6555 Sierra Drive                 True North Communications                   3,007         3,187        247,254           1999
Irving, TX                        Inc.(A)

5200 Metcalf Avenue               Employers Reinsurance                       2,881         2,881        320,198        1980/1990/
Overland Park, KS                 Corporation(H)                                                                           2003

15375 Memorial Drive              Vastar Resources, Inc.(A)                   2,578         2,578        327,325           1985
Houston, TX

10300 Kincaid Drive               Bank One Indiana, N.A.(A)(D)                2,388         2,465        193,000           1999
Fishers, IN

600 International Parkway         First USA Management                        2,150         2,191        125,155           1997
Lake Mary, FL                     Services, Inc.(A)(C)

550 International Parkway         First USA Management                        2,073         2,115        125,920           1999
Lake Mary, FL                     Services, Inc.(A)(C)

2000 Eastman Drive                Structural Dynamic                          2,030         2,092        212,836           1991
Milford, OH                       Research Corp.(A)

3701 Corporate Drive              Motorola, Inc.(A) (J)                       2,035         2,035        119,829           2001
Farmington Hills, MI

1401 & 1501 Nolan Ryan Parkway    Siemens Dematic Postal                      1,700         1,806        233,783           2003
Arlington, TX                     Automation, L.P. (H)

70 Valley Stream Parkway          IKON Office Solutions, Inc(E)(I)            1,443         1,497        106,855           1987
Malvern, PA

14040 Park Center Road            NEC America, Inc.(A)                        1,437         1,490        108,000           1987
Herndon, VA

9201 East Dry Creek Road          The Shaw Group, Inc. (E) (K)                  997         1,383        128,500        2001/2002
Centennial, CO

9201 Stateline                    Employers Reinsurance                       1,375         1,375        166,641       1963/1985/
Kansas City, MO                   Corporation(H)                                                                          2003

1110 Bayfield Drive               Honeywell International, Inc.(A)            1,151         1,228        166,575        1980/2002
Colorado Springs, CO

27027 Tourney Road                Specialty Laboratories, Inc.(E)             1,081         1,081        187,262          2004
Santa Clarita, CA

13775 McLearen Road               Equant N.V. (E) (M)                           782           894        125,293       1984/1988/
Herndon, VA                                                                                                               1992

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                     9/30/04



------------------------------------------------------------------------------------------------------------------------------------
                                                                         YTD               YTD
                                                                      Base Cash         Base GAAP                         Year
                                                                       Revenue           Revenue       Square          Constructed
Property Location                  Tenant (Guarantor)                   ($000)            ($000)       Footage          /Renovated
------------------------------------------------------------------------------------------------------------------------------------


4455 American Way                 Bell South Mobility, Inc. (E)          741               815           70,100           1997
Baton Rouge, LA

6050 Dana Way                     Dana Corporation (E) (L)               618               530          677,400           1999
Antioch, TN

1475 Dunwoody Drive               ING USA Annuity and Life               487               521          125,000         1998/1999
West Chester, PA                  Insurance Company (E)

10300 Town Park Drive             Veritas DGC, Inc. (E)                  291               341          218,641            2000
Houston, TX

East Goldstone Drive              T-Mobile USA, Inc. (H)                 200               231           77,483            2004
Meridian, ID

                                                                  --------------------------------------------------
                                  Subtotal Office                $    45,340        $   47,946        4,984,194
                                                                  --------------------------------------------------

Industrial
----------
101 Michelin Drive                TNT Logistics North            $     2,327        $    2,420        1,164,000         1991/1993
Laurens, SC                       America, Inc.
                                  (TPG N.V.) (A)

7111 Crabb Road                   TNT Logistics North                  1,558             1,621          752,000         1978/1993
Temperance, MI                    America, Inc.
                                  (TPG N.V.) (A)

121 Technology Drive              Heidelberg Web Systems,              1,582             1,501          500,500         1986/2003
Durham, NH                        Inc. (A) (G)

43955 Plymouth Oaks               Tower Automotive Products            1,415             1,415          290,133         1996/1998
Boulevard                         Company
Plymouth, MI                      (Tower Automotive, Inc.) (E)

2400 West Haven Avenue            Michaels Stores Procurement          1,353             1,353          693,000           2004
New Lenox, IL                     Company, Inc.
                                  (Michaels Stores, Inc.) (E)

291 Park Center Drive             Kraft Foods North                    1,065             1,136          344,700           2001
Winchester, VA                    America, Inc. (A)

1109 Commerce Boulevard           Linens-n-Things, Inc. (E)              944               939          262,644           1998
Logan Township, NJ

Philipp Parkway                   L'Oreal  USA, Inc. (H)                   -               242          649,250           2004
Streetsboro, OH

3225 Meridian Parkway             Hagemeyer Foods, Inc. (E)              155               168          201,845           1995
Weston, FL

3245 Meridian Parkway             Circuit City Stores, Inc. (E)          110               125          230,600           1995
Weston, FL

                                                                  ---------------------------------------------------
                                  Subtotal Industrial            $    10,509        $   10,920        5,088,672
                                                                  ---------------------------------------------------

                                                                 $    55,849        $   58,866       10,072,866
                                                                  ===================================================

(A)  The Company has a 33 1/3 % economic interest in this property.
(B)  The Company has a 40% economic interest in this property.
(C)  Cumulative expense stop on these properties is $1,264 per annum.
(D)  Expense stop on this property is $768 per annum.
(E)  The Company has a 30% economic interest in this property.
(F)  Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease anytime after 9/30/11 with 365 days notice and payment currently of $25,259.
(H)  The Company has a 25% economic interest in this property.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(L) Tenant can cancel lease between 11/1/08 through 10/30/18 with 120 days notice and a stipulated payment which is in excess of debt balance.
(M) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     9/30/04

                                                                                                         Historical 9-Months
                                                                                                       Ended September 30, 2004
                                                                                                       ------------------------
No. of                                      Number of        Percent                                  Base Rent         Percent of
Locations          Location               Properties(3)      Leased             Square Feet(2        ($000's)(1)        Base Rent
------------------ --------------------- ----------------- ----------------- ----------------- -------------------------------------
 1                 Texas                         13           100%                3,506,816    $         16,954           13.6%
 2                 Ohio                          11           100                 4,079,138              11,626            9.3
 3                 South Carolina                10           100                 3,229,361              11,111            8.9
 4                 Florida                        9           100                 2,140,748               8,766            7.0
 5                 California                     9           100                 1,562,738               8,703            7.0
 6                 Pennsylvania                   9           100                 1,960,355               8,129            6.5
 7                 Virginia                       8           100                 1,192,666               6,668            5.4
 8                 Utah                           1           100                   295,000               6,580            5.3
 9                 Michigan                      11           100                 2,199,298               6,269            5.0
10                 Arizona                        6            78                   810,187               5,046            4.1
11                 New Jersey                     4           100                   792,145               4,846            3.9
12                 Oregon                         5           100                   539,562               3,829            3.1
13                 Illinois                       4           100                 1,137,465               3,451            2.8
14                 Kansas                         1           100                   320,198               2,541            2.0
15                 Connecticut                    3           100                   197,764               1,942            1.6
16                 Iowa                           3           100                   668,648               1,822            1.5
17                 Massachusetts                  3           100                   157,698               1,777            1.4
18                 Tennessee                      5            94                 1,797,634               1,679            1.3
19                 Georgia                        3           100                   201,447               1,463            1.2
20                 Colorado                       2           100                   295,075               1,348            1.1
21                 Missouri                       1           100                   166,641               1,212            1.0
22                 Maryland                       4           100                   222,843               1,136            0.9
23                 Washington                     2           100                   103,305               1,128            0.9
24                 North Carolina                 3           100                   514,665               1,113            0.9
25                 Louisiana                      2           100                   135,143                 898            0.7
26                 Indiana                        1           100                   193,000                 822            0.7
27                 Alabama                        2           100                   651,478                 734            0.6
28                 Hawaii                         1           100                    85,610                 729            0.6
29                 New Hampshire                  1           100                   500,500                 500            0.4
30                 Minnesota                      1           100                    18,620                 403            0.3
31                 Wisconsin                      1           100                    76,164                 347            0.3
32                 Kentucky                       1             -                    81,744                 322            0.3
33                 Oklahoma                       1           100                    43,123                 268            0.2
34                 Idaho                          1           100                    77,483                  58            --
35                 Nevada                         1             -                       -                   132            0.1
36                 New York                       1             -                       -                    73            0.1

                   --------------------- ----------------- ----------------- ----------------- -------------------- ----------------
                   Total                        144         98.8%                29,954,262    $        124,425          100.0%
                   --------------------- ----------------- ----------------- ----------------- -------------------- ----------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of September 30, 2004.

(3) Includes operating properties owned during the nine months ended September 30, 2004.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     9/30/04

                           Office                                Industrial                               Retail
---------- ----------------------------------------- --------------------------------------- --------------------------------------
               Cash Rental           Net Rent          Cash Rental           Net Rent          Cash Rental           Net Rent
Year           Revenue(1)               PSF            Revenue(1)               PSF            Revenue(1)               PSF
---------- -------------------- -------------------- ------------------ -------------------- ------------------ -------------------
2004          $          -         $          -       $          -            $       -        $         -          $      -
2005                 6,225                15.94              1,095                 2.96                  -                 -
2006                 2,386                 8.82              6,199                 5.21              1,283              9.28
2007                 4,512                15.63              9,714                 5.26                820             25.82
2008                 6,248                13.57                  -                  -                2,209              8.47
2009                14,947                16.37              2,207                 3.49              2,090              7.99
2010                12,021                17.26              2,436                 3.61                  -                 -
2011                 6,129                20.78                536                 4.67                826              6.99
2012                 5,277                14.39              8,354                 3.93                  -                 -
2013                 8,913                12.10                412                 6.34                226             13.50
2014                 4,418                13.26              3,522                 3.65              1,346              3.68
2015                19,537                11.99              4,081                 9.19                469              6.15
2016                 4,509                21.42              3,663                 6.55                  -                 -
2017                     -                  -                2,754                 4.32                645              8.39
2018                   961                12.00              2,519                 3.77                860              9.33
2019                 2,619                15.94              5,519                 3.49                  -                 -
2020                 2,500                17.44              5,019                 8.10                  -                 -
2021                 4,234                26.88              2,994                 4.23                  -                 -
2022                     -                  -                    -                  -                    -                 -
2023                     -                  -                    -                  -                    -                 -
2024                 1,069                19.02                568                 2.73                821             17.57
2025                     -                  -                    -                  -                    -                 -
2026                     -                  -                  427                 2.56                  -                 -



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     9/30/04
                                    ($000's)

                                                                                                               Percentage of
                                                                                                                   Total
                                       Number of                            Total                                Annualized
Year                                Leases Expiring                  Annualized Base Rent (1)                    Base Rent
--------------------- --------------------------------------------- ------------------------------ ---------------------------------
2004                                      0                         $              0                                   0%
2005                                      6                                    7,341                                 4.2
2006                                     12                                   11,306                                 6.4
2007                                      5                                   13,813                                 7.9
2008                                      6                                    7,777                                 4.4
2009                                     15                                   19,392                                11.0
2010                                     11                                   13,488                                 7.7
2011                                      6                                    8,067                                 4.6
2012                                     12                                   12,435                                 7.1
2013                                     10                                    9,204                                 5.2
2014                                     11                                    9,760                                 5.6
2015                                     14                                   25,272                                14.4
2016                                      5                                    7,463                                 4.3
2017                                      5                                    3,229                                 1.8
2018                                      4                                    4,059                                 2.3
2019                                      6                                    7,718                                 4.4
2020                                      3                                    7,264                                 4.1
2021                                      3                                    5,280                                 3.0
2022                                      0                                        0                                   0
2023                                      0                                        0                                   0
2024                                      3                                    2,269                                 1.3
2025                                      0                                        0                                   0
2026                                      1                                      447                                 0.3
                      --------------------------------------------- ------------------------------ ---------------------------------
Total                                   138                         $        175,584                               100.0%
                      ============================================= ============================== =================================



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/04
                                    ($000's)

------------------------------ ------------------------ ------------------ ------------------ ---------------------- ---------------
                                                                                                     Current
                                                                                                    Estimated
                                        Debt                                                       Annual Debt            Balloon
Property - Fixed Rate                  Balance             Interest Rate       Maturity              Service              Payment
------------------------------ ------------------------ ------------------ ------------------ ---------------------- ---------------
Warren, OH                        $        18,833             7.000%               Oct-07          $      6,160        $         --
Bristol, PA                                 9,652             7.400                Feb-08                   831               9,262
Boca Raton, FL(f)                          15,275             5.250                Mar-08                   802              15,275
Decatur, GA                                 6,596             6.720                Jun-08                   579               6,049
Phoenix, AZ                                13,991             7.890                Jun-08                 1,434              12,591
Palm Beach Gardens, FL                     11,206             7.010                Jun-08                   970              10,418
Dubuque, IA                                 7,239             4.890                Aug-08                   513               6,588
Canton, OH                                  3,271             7.150                Aug-08                   313               2,936
Spartanburg, SC                             2,716             7.150                Aug-08                   260               2,438
Hebron, KY                                  5,285             7.000                Oct-08                   451               4,935
Gainesville, GA(e)                            805             7.500                Jan-09                   218                  --
Florence, SC                                9,279             7.500                Feb-09                   869               8,443
Ocala, FL                                  12,729             7.250                Feb-09                 1,332              10,700
Canton, OH                                  1,394             9.490                Feb-09                   388                  --
Baton Rouge, LA                             1,846             7.375                Mar-09                   208               1,478
Bristol, PA                                 5,951             7.250                Apr-09                   571               5,228
Livonia, MI                                10,937             7.800                Apr-09                   992              10,236
Henderson, NC                               4,341             7.390                May-09                   417               3,854
Westland, MI                                2,647            10.500                Sep-09                   683                  --
Salt Lake City, UT                         11,972             7.610                Oct-09                 2,901                  --
High Point, NC                              8,835             5.750                Oct-09                   695               7,741
Richmond, VA                               16,350             8.100                Feb-10                 1,511              15,257
Hampton, VA                                 4,439             8.260                Apr-10                   415               4,144
Hampton, VA                                 7,239             8.270                Apr-10                   677               6,758
Tampa, FL                                   8,277             6.930                Aug-10                   674               7,603
Tampa, FL                                   5,987             6.880                Aug-10                   485               5,495
Herndon, VA                                18,687             8.180                Dec-10                 1,723              17,301
San Diego, CA                               4,181             7.500                Jan-11                   411               3,420
Tucson, AZ                                  2,414             7.500                Jan-11                   226               2,076
Columbia, SC                                3,377             7.540                Jan-11                   317               2,905
Valley Forge, PA                           12,900             7.120                Feb-11                 1,166              10,927
Glendale, AZ                               14,662             7.400                Apr-11                 1,258              13,365
Auburn Hills, MI                            7,096             7.010                Jun-11                   637               5,918
Plymouth, MI                                4,717             7.960                Jul-11                   463               3,949
Newport, OR                                 6,923             5.030                Aug-11                   470               5,980
Greenville, SC                             13,719             4.415                Jan-12                   841              11,806
New Kingston, PA                            7,187             7.790                Jan-12                   678               6,101
Mechanicsburg, PA                           5,305             7.780                Jan-12                   500               4,503
New Kingston, PA                            3,424             7.780                Jan-12                   323               2,906
Lake Forest, CA                            10,753             7.260                Feb-12                   901               9,708
Groveport, OH (c)                           7,765             6.030                Oct-12                   563               6,860
San Antonio, TX                            30,115             6.080                Oct-12                 2,260              26,025
Dallas, TX                                 21,025             7.490                Dec-12                 2,020              16,030
Fort Mill, SC                              11,431             6.000                Jan-13                   839               9,904
Waterloo, IA                                6,607             5.610                Feb-13                   672               3,505
Lancaster, CA (first)                     10,501              7.020                Sep-13                   900               8,637
Lancaster, CA (second)                     8,821              5.920                Sep-13                   642               7,518
Knoxville, TN                              5,248              5.950                Sep-13                   381               4,496
Moody, AL                                  7,623              4.978                Jan-14                   493               6,350
Mechanicsburg, PA                         13,743              5.730                Mar-14                 1,045              10,538
Redmond, OR                               10,050              5.616                Apr-14                   697               8,484
Fort Mill, SC(g)                          20,300              5.373                May-14                 1,106              18,311
Eau Claire, WI                             2,115              8.000                Jul-14                   313                  --
Jackson, TN                               10,372              5.930                Jul-14                   743               8,820
Southfield, MI                            11,454              4.550                Feb-15                 1,058               4,454
Franklin, NC                               1,875              8.500                Apr-15                   271                  --
Mission, TX                                6,533              5.780                Jun-15                   462               5,371


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/04
                                    ($000's)

      ------------------------- ---------------------- ------------------ ---------------- ---------------------- ------------------
                                                                                                  Current
                                                                                                 Estimated
                                        Debt                                                       Annual                 Balloon
      Property                         Balance            Interest Rate       Maturity         Debt Service(h)            Payment
      ------------------------- ---------------------- ------------------ ---------------- ---------------------- ------------------
      Houston, TX                           27,488           6.250             Sep-15                  2,050                  6,985
      Houston, TX                            7,788           6.250             Sep-15                    658                  2,222
      Sugar Land, TX                        18,050           6.250             Sep-15                  1,606                  6,286
      Houston, TX                           68,163           6.250             Sep-15                  6,470                 18,318
      Southborough, MA                       2,043           7.500             Sep-15                    275                     --
      Danville, IL                           6,548           9.000             Jan-16                    692                  4,578
      Temple, TX                             9,133           6.090             Jan-16                    668                  7,446
      Bremerton, WA                          6,750           6.090             Apr-16                    494                  5,465
      Dillon, SC                            11,876           7.900             Dec-16                  1,263                  5,273
      Westmont, IL                          15,950           6.210             Mar-18                  1,292                  9,662
      Wall Township, NJ                     29,899           6.250             Jan-21                  2,013                     --
                                            ------           -----                                     -----                     --
                                $          711,703           6.637%                         $         67,209                469,832
                                           -------           ------                                   ------                -------

      Property-Variable Rate
      Milpitas, CA (a) (b)      $           14,142           5.170%           July-05       $          2,027       $         12,643
                                            ------           ------                                    -----                 ------

      Corporate
      Credit Facility (d)       $               --              --%            Aug-06       $             --       $             --
                                            ------           ------                                    -----                 ------

      Total                     $          725,845           6.609%                         $         69,236       $        482,475
                                           =======           ======                                   ======                =======

--------------------------
(a) Floating rate debt, 30 day LIBOR plus 350 bps; option to extend maturity to 7/1/06 with spread of 400 bps.
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c) Interest only through April 2004, and $563 in annual debt service thereafter.
(d)  Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(e) Mortgage was accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.
(f)  Interest only through maturity.
(g) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(h)  Remaining payments for debt with less than 12 months to maturity.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/04
                                    ($000's)

------------------------ ------------------- ------------------ ------------- ----------------- ------------------- ----------------
                                                                                                     Current
                                                      LXP                                           Estimated
                                Debt             Proportionate    Interest                         Annual Debt           Balloon
Joint Venture Property        Balance                Share          Rate         Maturity            Service             Payment
------------------------ ------------------- ------------------ ------------- ----------------- ------------------- ----------------
Columbia, SC1                $      24,198   $          9,679        7.850%           Oct-09    $       2,196       $         22,586
Houston, TX2                        20,926              6,975        7.580            Oct-09            2,032                 18,229
Santa Clarita, CA3                  28,200              8,460        4.750            Oct-09            1,285                 28,200
Fishers, IN2                        14,869              4,956        8.190            Apr-10            1,499                 12,960
Herndon, VA2                        11,428              3,809        7.600            Sep-10            1,107                  9,769
Lake Mary, FL2                      13,129              4,376        7.880            Oct-10            1,181                 12,118
Lake Mary, FL2                      13,091              4,364        7.880            Oct-10            1,178                 12,082
Irving, TX2                         26,356              8,785        8.160            Oct-10            2,432                 24,454
Parsippany, NJ2                     40,659             13,553        7.350            Mar-11            3,472                 37,047
Novato, CA3                         22,600              6,780        5.750            Jul-11            1,600                 20,307
Winchester, VA2                     10,682              3,561        7.330            Aug-11              908                  9,675
Antioch, TN3                        14,807              4,442        7.940            Oct-11            1,580                 11,177
Milford, OH2                        16,815              5,605        8.170            Feb-12            1,724                 12,686
Temperance, MI2                     11,659              3,886        6.000            Sep-12              936                  9,400
Laurens, SC2                        17,393              5,798        6.000            Sep-12            1,396                 14,022
Farmington Hills, MI2               21,062              7,021        5.420            Sep-12            1,500                 17,724
Baton Rouge, LA3                     6,924              2,077        4.900            Oct-12              443                  5,943
Plymouth, MI3                       12,599              3,780        6.220            Dec-12            1,026                 10,026
Colorado Springs, CO2               11,770              3,923        6.250            Dec-12              887                 10,272
Centennial, CO3                     15,790              4,737        6.150            Feb-13            1,177                 13,555
Malvern, PA3                        13,275              3,983        5.530            Jan-14              916                 11,236
Arlington, TX4                      21,849              5,462        5.810            Feb-14            1,551                 18,605
New Lenox, IL3                      17,400              5,220        5.510            Feb-14              972                 17,400
Logan Township, NJ3                  7,690              2,307        4.760            Apr-14              371                  6,784
Herndon, VA3                        12,416              3,725        5.920            Apr-15              888                 10,371
Overland Park, KS4                  37,620              9,405        5.830            May-19            2,224                 31,819
Kansas City, MO4                    17,950              4,488        5.830            May-19            1,061                 15,182
West Chester, PA3                   11,269              3,381        6.750            Jul-19            1,204                     --
Boise, ID4                          10,451              2,613        6.010            Aug-19              753                  7,670
Streetsboro, OH4                    20,200              5,050        5.285           Sept-19            1,082                 16,338
Durham, NH2                         19,182              6,394        6.730            Mar-21            1,312                     --
                              ------------    ---------------        -----                       ------------        ---------------
                             $     544,259   $        168,595        6.525%                     $      41,893       $        447,637
                              ============    ===============        =====                       ============        ===============



-------------------------
1 The Company has a 40% economic interest in this property.
2 The Company has a 33 1/3% economic interest in this property. 3 The Company has a 30% economic interest in this property.
4 The Company has a 25% economic interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     9/30/04
                                    ($000's)

                                                             Consolidated properties
------------------------------------------------------------------------------------------------------------------------------------

                                Scheduled                             Balloon                           Balloon Weighted
                              Amortization                           Payments                         Average Interest Rate
                              ------------                           --------                         ---------------------
2004 - remaining            $         5,361                      $          -                                       -
2005                                 21,570                            12,643(1)                                5.17%
2006                                 22,147                                 -                                       -
2007                                 27,253                                 -                                       -
2008                                 21,162                            70,492(2)                                6.62%
                             --------------                       -----------                                   -----
                            $        97,493                      $     83,135                                   6.40%
                             ==============                       ===========                                   =====

                                  Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------------------------------

                                Scheduled                             Balloon                           Balloon Weighted
                              Amortization                           Payments                         Average Interest Rate
                              ------------                           --------                         ---------------------
2004 - remaining            $           464                                   -                                    -
2005                                  2,038                                   -                                    -
2006                                  2,197                                   -                                    -
2007                                  2,392                                   -                                    -
2008                                  2,586                                   -                                    -
                             --------------                              ------                               ------
                            $         9,677                                   -                                    -
                             ==============                              ======                               ======


------------------------
(1)  Milpitas, CA property.
(2) Comprised of the following properties: Bristol, PA ($9,262), Boca Raton, FL ($15,275), Decatur, GA ($6,049), Phoenix, AZ ($12,591), Palm Beach Gardens, FL ($10,418), Dubuque, IA ($6,588), Canton, OH ($2,936), Spartanburg, SC ($2,438) and Hebron, KY ($4,935).

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     9/30/04

--------------------------------------------------------------- --------------------------------------------
                                                                         Percentage of Historical
Tenant Industry                                                            9 Month Base Rent (1)
--------------------------------------------------------------- --------------------------------------------
Energy                                                                               13.1%
Finance/Insurance                                                                    11.6
Telecommunications                                                                    9.5
Transportation/Logistics                                                              7.7
Retail-Department/ Discount Store                                                     7.4
Technology                                                                            6.1
Construction Materials                                                                5.7
Healthcare                                                                            5.5
Retail-Specialty                                                                      5.4
Automotive                                                                            4.3
Aerospace/Defense                                                                     4.3
Food                                                                                  3.6
Media/Advertising                                                                     2.8
Retail-Electronics                                                                    2.6
Consumer Products                                                                     2.6
Printing/Production                                                                   2.5
Health/Fitness                                                                        1.7
Apparel                                                                               1.4
Security                                                                              1.4
Paper/Containers/Packaging                                                            0.8
                                                                                    -----
                                                                                      100%


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     9/30/04

Revenue by Property Type                  Historical 9-Month Base Rent ($000's)(A)                     Percentage
---------------------------------------- -------------------------------------------- ----------------------------------------------

Office                                            $          75,879                                       61.0%
Industrial                                                   39,246                                       31.5
Retail                                                        9,300                                        7.5
                                                   ----------------                                      ------
                                                  $         124,425                                      100.0%
                                                   ================                                      ======
Revenue by Credit Rating(C)
Investment Grade                                  $          59,720                                       48.0%
Non-Investment Grade                                         25,705                                       20.7
Unrated                                                      39,000                                       31.3
                                                   ----------------                                      ------
                                                  $         124,425                                      100.0%
                                                   ================                                      ======
                                                                                                                    Percentage of
                                                                                                                   Base Rent for 9
                                              Number of                                                                 Months
Top 15 Tenants/Guarantors                   Properties(B)      Property Type                                       Ended 9/30/04(A)
---------------------------------------- --------------------- ------------------------------------------------ --------------------
Baker Hughes, Inc.                                4            Office (3)/Industrial (1)                                  5.5%
Kmart Corporation                                 1            Industrial                                                 5.4
Northwest Pipeline Corp.                          1            Office                                                     5.3
Exel Logistics, Inc.(NFC plc)                     4            Industrial                                                 3.1
Employers Reinsurance Corp.                       2            Office                                                     3.0
Nextel Finance Company                            4            Office                                                     2.8
Honeywell, Inc.                                   3            Office                                                     2.8
Michaels Stores, Inc.                             2            Industrial                                                 2.3
Owens Corning                                     4            Industrial                                                 2.3
VarTec Telecom, Inc.                              1            Office                                                     2.1
Wells Fargo Home Mortgage, Inc.                   2            Office                                                     2.1
James Hardie Building Products, Inc.              1            Industrial                                                 2.0
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                         4            Office(1)/Retail(2)/Industrial (1)                         2.0
Aventis Pharmaceuticals, Inc.                     1            Office                                                     1.7
Bally Total Fitness Corp.                         4            Retail                                                     1.7
                                                  -                                                                       ---
                                                  38                                                                     44.1%
                                                  ==                                                                     =====


(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)  As of September 30, 2004.

(C)  As of October 6, 2004.